UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2020 (December 20, 2020)

Agios Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36014	26-0662915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip code)

(617) 649-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Exchange
Common Stock, Par Value $0.001 per share	AGIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2020, Agios Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”), by and among the Company, Servier Pharmaceuticals, LLC, a Delaware limited liability company (“Purchaser”), and, solely for purposes of guaranteeing certain obligations of Purchaser, Servier S.A.S., a French societe par actions simplifiee (the “Guarantor”). The Purchase Agreement provides that, subject to the satisfaction or waiver of certain conditions, Purchaser will acquire specified assets (the “Purchased Assets”) and assume specified liabilities from the Company (the “Transaction”) related to the Company’s oncology business (the “Oncology Business”) for:

•	$1.8 billion in cash payable at closing, subject to certain adjustments for the working capital of the Oncology Business at closing and amounts for a representation and warranty insurance policy;

•

$200 million in cash if, prior to January 1, 2027, vorasidenib is granted New Drug Application (“NDA”) approval from the U.S. Food and Drug Administration (“FDA”) that permits vorasidenib’s use as a single agent for the adjuvant treatment of patients with Grade 2 glioma that have an IDH1 or IDH2 mutation (and, to the extent required by such NDA approval, the vorasidenib companion diagnostic test is granted an FDA premarket approval);

•	A royalty payment of 5% of the net sales (as defined in the Purchase Agreement) of TIBSOVO® (ivosidenib) in the United States; and

•	A royalty payment of 15% of the net sales (as defined in the Purchase Agreement) of vorasidenib in the United States.

In connection with the Transaction, Purchaser has agreed to make offers of employment to all employees primarily dedicated to the Oncology Business, on terms that are comparable to those currently in effect for these employees.

The consummation of the Transaction is subject to (i) the expiration or termination of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and regulatory clearance or prior authorization from German authorities, (ii) the approval of the Transaction by the affirmative vote of the holders of at least a majority of the outstanding shares of the common stock of the Company and (iii) other customary conditions.

The Company has agreed not to solicit, engage in any discussions or negotiations, provide information or enter into any agreement, in each case with respect to any alternative Acquisition Proposal (as defined in the Purchase Agreement), but the Company has the right to terminate the Agreement to enter into a Superior Proposal (as defined in the Purchase Agreement) on the terms and subject to the conditions set forth in the Purchase Agreement, which, among other things, would require the Company to pay a termination fee of $45 million to Purchaser in such circumstances.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed sale of the Oncology Business pursuant to the terms of that certain Purchase and Sale Agreement, dated as of December 20, 2020, by and among the Company, Purchaser, and, solely for purposes of guaranteeing certain obligations of Purchaser, the Guarantor, the Company will file with the SEC a proxy statement, which will be mailed or otherwise disseminated to the stockholders of the Company when it becomes available. Investors are urged to read the proxy statement (including all amendments and supplements) because it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about the Company, without charge, from the SEC’s website at http://www.sec.gov. Copies of these documents may also be obtained, without charge, from the Company’s website at http://www.agios.com.

Participants in the Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 19, 2020. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the transaction by reading the preliminary and definitive proxy statement regarding the proposed transaction, which will be filed with the SEC.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; (ii) the failure of the Company to obtain stockholder approval for the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iii) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, advertisers, partners and others with whom it does business, or on its operating results and businesses generally; (iv) the risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (v) the ability to meet expectations regarding the timing and completion of the proposed transaction, including with respect to receipt of required regulatory approvals; (vi) the failure of the Company to receive milestone or royalty payments under the Purchase Agreement and the uncertainty of the timing of any receipt of any such payments; (vii) the uncertainty of the results and effectiveness of the use of proceeds from the proposed transaction; and (viii) other risks and uncertainties described in our reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the fiscal quarter ended on September 30, 2020 filed with the SEC on November 5, 2020 and other subsequent periodic reports we file with the SEC, which are available at http://www.sec.gov and the Company’s website at http://www.agios.com. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statements contained in this communication are made only as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated as of December 20, 2020, by and among Agios Pharmaceuticals, Inc., Servier Pharmaceuticals, LLC, and, solely for purposes of guaranteeing certain obligations of the Purchaser, Servier S.A.S.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(6)(2) of Regulation S-K, the disclosure schedules to the Purchase Agreement (identified therein) have been omitted from this Current Report on Form 8-K and will be furnished to the SEC supplementally upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: December 22, 2020	/s/ Jacqualyn A. Fouse
Jacqualyn A. Fouse, Ph.D.
Chief Executive Officer